                                                                   Exhibit 10.15
                                                                   -------------

                               Two Willow Street
                          Southborough, Massachusetts
                         LEASE dated  January 28, 2000

                                   ARTICLE I
                                   ---------
                                REFERENCE DATA
1.1  Subjects referred to:
     --------------------
     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

Building:   The building located on the Lot, as defined below, commonly known as
            Two Willow Street, Southborough, Massachusetts

Landlord:                      Firmin Joint Venture LLC
                               a Massachusetts Limited Liability Company

Original Address of Landlord:  c/o Richard B. Strehlke
                               Natick Office Park
                               209 West Central Street
                               Natick, Massachusetts 01760

Landlord's Construction Representatives:     Richard B. Strehlke and
                                             Douglas S. Brodie

Tenant:     RTS Software, Inc., a Delaware corporation



Original Address of Tenant:    Reservoir Place
                               1601 Trapelo Road
                               Waltham, MA  02451

Tenant's Construction Representative:  Michelle Daley

Tenant's Space:   Area located on the entire right side and left front portion of the first floor of the Building as shown on Exhibit A

Rentable Floor Area of Tenant's Space:   approximately  13,807   square feet.

Total Rentable Floor Area of the Building:  Approximately 40,000 square feet

Term:      Five (5) Lease Years

Scheduled Term Commencement Date:    May 1, 2000

Term Commencement Date:  The Scheduled Term Commencement Date, or such other date determined in accordance with Section 3.2.

Annual Fixed Rent Rate: $331,368 payable in equal monthly installments on the first day of each month in the amount of $27,614.

Lease Year:  Lease Year shall mean the twelve (12) month period immediately following the Term Commencement Date. If the Term Commencement Date shall occur on a day other than the first day of a calendar month, then the first Lease Year of the Term shall include the partial month immediately following the Term Commencement Date.

CPI shall mean "Consumer Price Index for All Urban Consumers (CPI-U), Boston, Massachusetts All Items- (1982-1984=100) as published by the United States Bureau of Labor Statistics"

Base Year for Operating Cost Escalation:  See Section 4.2

Permitted Uses:    General office use

Public Liability Insurance Bodily Injury:  $1,000,000 each person; $3,000,000 each accident

Property Damage:     $500,000 each accident

Boiler Insurance:    $100,000

Security Deposit:    $ 27,614

 1.2  Exhibits
      --------
      The exhibits listed below in this section are incorporated in the Lease by reference and are to be construed as part of this Lease:

      Exhibit A - Plan Showing Tenant's Space
      Exhibit B - Tenant's Preliminary Plans
      Exhibit C - Landlord's Services
      Exhibit D - List of Drawings and Specifications for
                  Basic Building.- Intentionally Omitted
      Exhibit E - Rules and Regulations.
      Exhibit F - Description of Lot.

                                  ARTICLE II
                                  ----------
                               PREMISES AND TERM

2.1  Premises
     --------

     Landlord hereby leases to Tenant, subject to and with the benefit of the provisions of this Lease, Tenant's Space in the Building. Tenant's space shall exclude exterior faces of exterior walls, the common stairways, stairwells, elevators and elevator wells, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building. If Tenant's Space includes less than the entire rentable area of any floor then Tenant's Space shall include a proportionate share of the central core area of such floor based on the Rentable Floor Area of Tenant's Space as compared to the Rentable Floor Area of other space on such floor. Tenant's Space is hereinafter sometimes referred to as "the Premises" and is shown or described on Exhibit A.

2.2  Common Facilities
     -----------------

     Tenant shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common facilities, common walkways, driveways, lobbies, hallways, ramps, stairways, elevators, the parking area and all other interior and exterior common areas which are part of the Building or the Lot or which are appurtenant thereto; (b) the common pipes, ducts, conduits, wires and appurtenant equipment serving the Premises; and (c) if the Premises include less than the entire rentable area of any floor, the common toilets and other common facilities in the central core area of such floor (collectively, the "Common Areas")..

2.3  Landlord's Reservations
     -----------------------

     Landlord reserves the right from time to time without unreasonable interference with Tenant's use: (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building, pipes, ducts, conduits, wires and appurtenant fixtures wherever located in the Building, and (b) to alter or relocate any other common facility, provided that the substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in this Section 2.3 shall be located to the extent possible in the central core area, above ceiling surfaces, below floor surfaces or within the perimeter walls of the premises.


2.4  Term
     ----

     To have and to hold for a period commencing on the Term Commencement Date determined in accordance with Section 3.2, and continuing for the Term unless sooner terminated as provided in Section 3.2, 7.1 or Article IX. Each party on the request of the other shall execute and deliver to the other an agreement setting forth the Term Commencement Date, the expiration of the Term of the Lease, and the dates on which Tenant's notice(s) of extension shall be given.


                                  ARTICLE III
                                  -----------

3.1  Initial Construction
     --------------------

     It is acknowledged that Landlord's architects have prepared preliminary line drawings and a brief specification showing the location of partitions, doors, lighting, switches and electrical outlets ("Tenant's Preliminary Plans") which are attached hereto as Exhibit B Tenant's Preliminary Plans shall become the basis for the development of Tenant's Final Plans.

     Within fifteen (15) business days after execution of the Lease, Landlord, at Landlord's expense shall prepare and deliver to Tenant two complete sets of construction drawings and specifications based upon Tenant's Preliminary Plans ("Tenant's Final Plans"). Tenant shall be responsible for any further engineering, design or construction costs ("TIW Excess Costs") incurred by Landlord as a result of any redesign or modification made to Tenant's Final Plans as requested by Tenant. With the delivery of any revised Tenant's Final Plans, Landlord shall deliver to Tenant an estimate of the TIW Excess Costs.

     Landlord, at Landlord's expense exclusive of TIW Excess Costs , shall cause its contractor to perform in the Premises and complete ready for Tenant's occupancy all work shown on Tenant's Final Plans ("Landlord's Work"). De minimis changes to Tenant's Final Plans due to site conditions may be made without Tenant's consent. Otherwise, all changes to Tenant's Final Plans shall be subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. The TIW Excess Costs shown on revised Tenant's Final Plans shall be borne by Tenant and paid to Landlord upon completion of Landlord's Work. All of Tenant's installation of furnishings shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations and not damage the Building or Lot or interfere with Building operations.

     Space planning services and architectural and engineering services required for preparation of Tenant's Final Plans and construction drawings and specifications and any changes therein shall be performed by Landlord's architects and engineers and the costs thereof paid by Landlord All of Landlord's Work shall be part of the Building. Any revisions to Tenant's Final Plans not otherwise shown on Tenant's Final Plans shall be made at the expense of Tenant.

     Notwithstanding the foregoing to the contrary, Landlord shall contribute up to a maximum of Two Thousand Five Hundred ( $2500) Dollars to be applied toward an upgrade to the Building Standard floorcovering/carpet.

3.2  Preparation of Premises for Occupancy
     -------------------------------------

     Landlord agrees to use reasonable efforts to have the Term Commencement Date occur on or before the Scheduled Term Commencement Date. The Term Commencement Date shall be the date on which all of the following conditions (the "Delivery Conditions") shall have been satisfied: (i) the Premises have been completed in accordance with Tenant's Final Plans and a Certificate of Occupancy has been issued for the Premises (ii) all Building entrances and lobby areas have been completed with all lighting, painting and carpeting installed,
(iii) all common facilities for access and service to the Premises including, without limitation, all elevators, loading facilities and parking areas having been paved and striped and have been fully completed in accordance with Tenant's Final Plans and all applicable laws, (iv) the Building and Premises, including the Building exits, bathrooms and fire alarms are delivered in compliance with federal, state and local laws, codes, rules and regulations including the Americans with Disabilities Act then in effect at the time of the Term Commencement Date ("Laws") as such relate to the structure of the Building except for minor items of work and mechanical adjustment of equipment or items ("punchlist items") which because of season or weather or nature of the item cannot practically be done at the time and are not necessary to make the Premises reasonably tenantable for the Permitted Uses, or are not completed due to delays caused by requests made by Tenant for further changes to Tenant's Final Plans. If Tenant elects to occupy the Premises (for purposes other than preparing the Premises for occupancy) prior to the satisfaction of all of the Delivery Conditions, then the date of occupancy shall be the Term Commencement Date.

     Landlord shall complete as soon as conditions practically permit all items and work excepted above and Tenant shall not use the Premises in such manner as to increase the cost of completion. Any so-called punchlist items shall be completed by Landlord within forty-five (45) days following the Term Commencement Date. Landlord shall permit Tenant access for installing equipment and furnishings in the Premises prior to the Term Commencement Date when and if it can be done without material interference with remaining work.

3.3  Tenant Changes and Additions
     ----------------------------

     Tenant may not make structural or nonstructural changes and additions to the Premises without the prior written consent and approval of the Landlord. Tenant shall submit plans and specifications showing the requested changes or additions, which plans and specifications shall be first approved by Landlord. Landlord will not approve any such changes or additions if they will require unusual expense to readapt the Premises to normal office use on lease termination or will increase the cost of insurance or taxes on the Building or of Landlord's services called for by Section 5.1, unless Tenant is willing to
bear such cost increase.   All such changes and additions shall become part of
the Building except for Tenant's trade fixtures, business equipment and business furnishings. All of Tenant's changes and additions and installation of furnishings shall be coordinated with any work being performed by Landlord and in such a manner as to maintain harmonious labor relations and not to damage the Building or Lot or interfere with Building operation and, except for installation of furnishings, shall be performed by a reputable licensed general contractor., If Landlord's contractor is not used then the identity of the contractor performing the approved work shall be subject to the reasonable consent of Landlord, which shall not be delayed more than ten (10) business
days.   Before Tenant's  work is started and whether or not Landlord's consent is required, Tenant shall secure all licenses and permits necessary therefor;

deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and cause each contractor to carry workmen's compensation insurance in statutory amounts covering all of their employees and comprehensive public liability insurance with such limits reasonably satisfactory to Landlord (all such insurance to be written insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agent, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and to discharge any such liens which may so attach.

3.4  General Provisions Applicable to Construction
     ---------------------------------------------

     All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times, and shall promptly give notice of observed defects. Landlord's obligations under Section 3.1 shall be deemed to have been performed when Tenant commences to occupy the Premises for the Permitted Uses except for (i)latent defects, (ii) incomplete items, and
(iii) items not conforming with the requirements of Section 3.1 which Tenant has given notice to Landlord within 30 days after the Term Commencement Date. With respect to the heating, ventilation and air conditioning system, the 30-day period shall begin with the commencement of the respective heating or air conditioning season. Landlord's obligations for completion of Landlord's Work shall be deemed to have been completed when the Delivery Conditions have occurred except for (A) Landlord's obligation to correct latent defects which shall continue until the later of one (1) year from the Term Commencement Date or the time of expiration of Landlord's right to enforce warranty rights against the General Contractor with respect to any particular defect and (B) Landlord's obligation to complete so called punchlist items as soon as practical.

3.5  Construction Representatives
     ----------------------------

     In connection with the original design and construction, each party authorizes the other to rely upon approval and other actions on the party's behalf by any Construction Representative of the party named in Article I above or any person hereafter designated in substitution or addition by notice to the party relying.

                                  ARTICLE IV
                                  ----------
                                     RENT

4.1  The Fixed Rent
     --------------

     Tenant agrees to pay, without any offset or deduction whatever except as made in accordance with the provisions of this Lease, commencing on the Term Commencement Date, fixed rent to Landlord, at the Annual Fixed Rent Rate, in equal installments of 1/12th of the Annual Fixed Rent Rate in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, proportionately at that rate payable in advance for such portion.

4.2  Operating Expenses Including Real Estate Taxes
     ----------------------------------------------

     Commencing on January 1, 2001, Tenant shall pay to Landlord as additional rent, Tenant's Proportionate Share of the excess (the "Operating Expenses Excess"), if any, of Landlord's Operating Expenses as defined below in this
Section 4.2 over Landlord's Operating Expenses for the Base Year. The Base Year for the purposes of this Section 4.2 shall be calendar year 2000. If the Building is not at least 90% occupied during the entire Base Year or if Landlord is not supplying services to at least 90% of the Total Rentable Floor Area of the Building at any time during the Base Year, Operating Expenses for the Base Year shall be determined as if the Building had been 90% occupied and Landlord had been supplying services to at least 90% of the Total Rentable Floor Area of the Building.

     Not later than 90 days after the end of each calendar year during the Term and not later than 90 days after Lease termination, Landlord shall render to Tenant an unaudited statement in reasonable detail and according to generally accepted accounting principles showing the actual Operating Expenses incurred in the operation of the Building during the preceding year. For purposes of this Lease, Operating Expenses shall include such competitively priced fringe benefits as are customarily paid to third parties providing similar services in the vicinity of the Building, workmen's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged on-site in the operation, maintenance, or cleaning of the Building or Lot provided that Operating Expenses shall only include the share of personnel expenses allocable to the time such individuals are actually performing their duties at the Building; steam, water, sewer, electric, gas and telephone charges supplied to common areas; costs of building and cleaning supplies and equipment, cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or for which Landlord has received reimbursement from contractors under guaranties); cost of snow removal and care of landscaping; payments under service contracts with independent contractors; commercially reasonable management fees; and all other reasonable and necessary expenses paid in connection with the operation, cleaning, and maintenance of the Building and Lot and properly chargeable against income. The manager of the Building shall not be required to carry errors and omissions insurance. In no event shall Tenant's share of Operating Expenses include: the cost of initial construction of, or of any additions or expansions to, the Building or the common area, or any other item which under generally accepted accounting principles is properly classified as a capital expenditure; the cost of correcting defects in the original construction of the Building, reserves for future expenditures not yet incurred; costs attributable to repairing items that are covered by warranties; any charges for depreciation of the Building or otherwise; services billed directly to tenants., charges for which Landlord receives or is entitled to receive reimbursement from insurance proceeds or from another third party; any judgment, settlement or arbitration award resulting from any tort liability; principal, interest and other charges payable in connection with any debt; negotiations or disputes with tenants or prospective tenants; payments to subsidiaries or affiliates of Landlord for services rendered to the Building to the extent such amounts exceed competitive costs therefor if not provided by such related parties; efforts to lease portions of the Building or to secure new tenants for the Building including advertising expenses, leasing fees or commissions, attorneys' fees and other professional fees; environmental remediation and compliance excluding testing or other activities required routinely or as required by law for a nonhazardous event, any breach or violation of law, lease or other obligation by Landlord or Landlord's employees, agents or contractors, including fines, penalties and attorneys' fees: and improvements, alterations and repairs and replacements necessary to bring the Building into compliance with laws existing as of the Term Commencement Date, including the Americans with Disabilities Act of 1990 ( 42USC 12101, et seq., as amended from time to time) as it relates to the structure of the Building (it being understood that all issues of compliance which relate to Tenant's specific use of the Premises are the sole responsibility and expense of Tenant) Landlord agrees to maintain all Common Areas in good order, condition and repair and in a safe, clean and sanitary condition in accordance with good and accepted first-class office building practices.

     In addition, commencing on the first day after the Tax Base Year, Tenant shall pay to Landlord Tenant's Proportionate Share of any increases in Real Estate Taxes incurred over and above those Real Estate Taxes assessed in the Tax Base Year ("Tax Excess"). For purposes of this Lease, Tax Base Year shall be those taxes assessed in the later of tax fiscal year 2000 (e.g. July 1, 1999
- June 30, 2000) or the first tax fiscal year in which the Building is fully assessed as a completed improvement.

     Real Estate Taxes shall include real estate taxes and other taxes, levies, and assessments imposed upon the Building and the Lot and upon any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building, fees and assessments for transit, housing, police, fire, or other governmental services which benefit the Building, service or user payments in lieu of taxes, and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operation, or use of the Building which are or shall be imposed by National, State, or Municipal or other authorities.

     In the event any special assessments are assessed and payable, Tenant's Proportionate Share of same shall be calculated as if such assessments were being paid by Landlord over the longest period of time permitted by applicable law. In no event shall Tenant be responsible to pay any rent, taxes, gross receipt taxes, franchise taxes, capital stock taxes, inheritance, estate, succession, transfer, gift or other tax, which is measured in any manner by the income or profit of Landlord or any portion of any special assessment first assessed prior to the Term Commencement Date.

For purposes of this Lease, Tenant's Proportionate Share shall be the fraction, expressed as a percent, the numerator of which shall be the Rentable Floor Area of Tenant's Space and the denominator of which shall be the Total Rentable Floor Area of the Building. Initially Tenant's Proportionate Share is 34.6 percent.

4.3  Lot
     ---

     "Lot" means all, and also any parts of, the land described in Exhibit F plus any addition thereto resulting from the change of any abutting street line. Landlord represents and warrants that the Lot is a separate taxable parcel and that the Building is the only building located on the Lot.

4.4  Accounting
     ----------

     Landlord shall have the right from time to time to change the periods of accounting under Section 4.2 to any twelve (12) months period other than a calendar year, and upon any such change, all items referred to in said Section
4.2 shall be appropriately apportioned.  In all statements rendered under
Section 4.2 amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned; and any items which are not determinable at the time of a statement shall be included therein on the basis of Landlord's cost for such items in the prior period and with respect thereto Landlord shall render promptly after determination a supplemental statement and appropriate adjustment shall be made according thereto. In the event of any deficiency, Tenant shall pay same within thirty (30) days after receipt of Landlord's invoice. In the event of any overpayment by Tenant, Tenant shall have the right to credit such overpayment against installments of rent next becoming due or a refund if at the end of the Term. All statements shall be prepared on an accrual basis of accounting.

4.5  Payment of Additional Rent
     --------------------------

     Except as otherwise specifically provided herein any sum, amount, item or charge designated or considered as additional rent in this Lease shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable, or on the fifteenth day after the giving of such notice, whichever shall be later. Any such notice shall specify in reasonable detail the basis of such additional rent. On the first day of each month following that month in which notice of additional rent is given, Tenant shall pay to Landlord one-twelfth (1/12) of the amount of additional rent which shall be payable by the Tenant for the then current year based on actual cost experience for the prior period.


                                   ARTICLE V
                                   ---------

                  LANDLORD'S COVENANTS; RE INTERRUPTIONS AND

                  DELAYS, SERVICES, REPAIRS, QUIET ENJOYMENT

5.1  Landlord's Covenants
     --------------------

     Landlord covenants:

     5.1.1 to furnish, through Landlord's employees or independent contractors, the services listed in Exhibit C.

     5.1.2 to furnish, through Landlord's employees or independent contractors, reasonable additional building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant.

     5.1.3 except as otherwise provided in Article VII, to keep, maintain and repair and replace, as required, the roof, exterior walls and glass, floor slabs and all structural components of the Building, and all HVAC, electrical and other mechanical systems, plumbing and utility lines that do not serve the Premises exclusively, whether located within or outside of the Premises, and Common Areas and facilities of the Building as may be necessary to keep them in first class condition.

     5.1.4 that Landlord has the right to make this Lease and that Tenant on paying the rent and performing its obligations in this Lease shall peacefully and quietly have, hold and enjoy the Premises throughout the term, subject to all terms and provisions hereof without any interruption or disturbance from Landlord or those claiming by, through or under Landlord.

     5.1.5 to carry throughout the term of this Lease a policy of insurance on the Building, its furniture, fixtures and other equipment insuring against all risks of physical loss or damage under an All Risk coverage endorsement in an amount at least equal to the full replacement value of the property insured with an agreed amount endorsement sufficient to satisfy co-insurance requirements.

     5.1.6 to provide electricity, heating, ventilation, air conditioning, security, building access and elevator services and other building services during normal Building hours which shall be from 6:30 a.m. to 8:00 p.m. Monday through Friday, necessary for the use and enjoyment of the Premises by Tenant There shall be 24 hour per day, 7 day per week card access to the Building and key access to the Premises. Janitorial services will not be provided on Saturdays. Services requested by Tenant in excess of those provided during normal Building hours shall be paid for by Tenant.

5.2  Interruptions
     -------------

     Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses and shortages, the necessity of Landlord's entering the Premises for any of the purposes in this Lease authorized or for repairing the premises or any portion of the Building or Lot however the necessity may occur (collectively "Interruption") provided that Landlord uses reasonable efforts not to interfere unreasonably with Tenant's occupancy of the Premises. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonable beyond Landlord's control including without limitation the causes set forth in
Section 13.15 hereof as being reasonable beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Section 7.1, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same given rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed, provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

                                  ARTICLE VI
                                  ----------
                              TENANT'S COVENANTS

6.1  Tenant's Covenants
     ------------------

     Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

     6.1.1 to pay when due all fixed rent and additional rent, all taxes which may be imposed on Tenant's personal property on the Premises (including without limitation, Tenant's fixtures and equipment) regardless to whomever assessed and all charges or public utilities for telephone and service inspections therefor, all charges by public utilities for installation of metering devices at the Premises and all charges of Landlord for services rendered pursuant to Section 6.1.5. It shall be Tenant's responsibility to pay for its own electrical usage in the Premises for lighting and plugs initially estimated at $.80 per year per square foot. In no event shall Tenant pay more to Landlord for utility service than Tenant would pay to the utility company providing such service if Tenant were directly and separately metered by the utility company.

     6.1.2 except as otherwise provided in Article VII and Section 5 hereof, to keep the Premises in as good order, repair and condition as exists on the Commencement Date, reasonable wear and damage by fire and casualty only excepted, and at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein (except if Landlord and

     Tenant agree otherwise at the time Landlord consented to such changes and additions) in such order, repair and condition, first removing all goods, effects, and fixtures of Tenant, and repairing all damage caused by such removal and restoring the Premises leaving them clean and neat;

     6.1.3 not to injure or deface the Premises, Building or Lot, nor to permit in the Premises any auction sale, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is improper, offensive, disruptive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building;

     6.1.4 not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Lot used by Tenant in common with others; nor permit the painting or placing of any signs or the placing of any curtains blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by the Landlord, of which Tenant has been given notice, for the use of the Building and Lot and their facilities and approaches,; provided Landlord uses good faith to uniformly enforce such Rules and Regulations: Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

     6.1.5 to keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such other use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

     6.1.6 to defend, save harmless, and indemnify Landlord from any liability or injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including without limitation reasonable counsel fees), (i) arising from any negligent act or omission, or other misconduct of Tenant or its agents, employees, contractors, invites or those claiming by through or under Tenant or from any use made or thing done or occurring on the Premises, the Building or the Lot by Tenant or its agents, employees, contractors, invites or those claiming by through or under Tenant to the extent not due to the negligence of Landlord or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease;

     6.1.7 to maintain public liability insurance in the Premises in the amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and, from time to time during the Term shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes and to furnish Landlord with the certificates thereof; said insurance certificates shall name Landlord as an additional insured party and shall not be canceled unless ten (10) days prior written notice of said cancellation has been given to Landlord;

     6.1.8 to keep all Tenant's employees working in the Premises covered by workmen's compensation insurance in statutory amounts and to furnish Landlord with certificates thereof;

     6.1.9 to permit Landlord and Landlord's agents to examine the Premises at reasonable times and, if Landlord shall so elect, to make any repairs or replacements Landlord may deem necessary to avert an emergency, to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like, (except Permitted Alterations) not consented to in writing, and to show the Premises to prospective tenants during the six (6) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times upon reasonable appointment with Tenant. Landlord's entry to the Premises shall be upon reasonable prior notice (except in cases of emergency) and any entry or work done in the Premises shall be performed in a manner which minimizes interference with Tenant's use and occupancy of the Premises;

     6.1.10 not to place a load upon the Premises in excess of that permitted exceeding the permitted pounds of live load per square foot of floor area; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance authorize; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other type of vibration eliminators sufficient to eliminate such vibration or noise;

     6.1.11 all the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord.

     6.1.12 not to suffer or permit any liens to stand against the Premises by reason of work, labor services or materials done for or at the request of Tenant. Tenant shall cause any such liens to be discharged within thirty days after Tenant receives notice thereof.

     6.1.13 not to store or use on the Premises or permit the storage or use on the Premises, any chemicals that are considered hazardous by the United States Environmental Protection Agency, except in compliance with applicable law, unless the Tenant has the proper license and permits. Tenant further agrees that all chemicals stored on the Premises will be stored within the Premises and that no chemicals will be stored outside the Building. In the event any chemicals used by Tenant shall spill or leak outside the Premises they shall be removed immediately in an approved manner. In the event of an environmental contamination as a result of Tenant's operations on the Premises, Tenant will indemnify and hold harmless the Landlord for any and all liability, including all costs, attorneys' fees and penalties incurred in the preparation of environmental studies, the preparation of remediation plan and implementation of cleanup. Tenant represents that it will not store or use any chemicals which are not permitted to be stored or used in the Commonwealth of Massachusetts.


                                  ARTICLE VII
                                  -----------
                              CASUALTY AND TAKING
                              -------------------

7.1  Casualty and Taking
     -------------------

     In case during the Term all or any substantial part of the Premises, the Building or the Lot are damaged materially by fire or other casualty or by action of public or other authority in consequence thereof, or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done on pursuance of public or other lawful authority, this Lease shall terminate at Landlord's election, provided Landlord terminates all other leases in the Building, which may be made notwithstanding Landlord's entire interest may be divested, by notice given to Tenant within 60 days after the occurrence of the event giving rise to the election to terminate which notice shall specify the effective date of termination, or if Landlord does not elect to so terminate, which notice shall contain Landlord's nonbinding estimate of the time needed to put the Premises or such remainder in as good or better condition than existed immediately prior to such fire, other casualty or taking. In case of a taking of part of the Premises, if the remainder is insufficient for use for Tenant's purposes, and Landlord receives written notice thereof signed by Tenant, or in the case of casualty or taking if the time needed to do the construction work necessary to put the Premises or such remainder in as good or better condition than existed immediately prior to such fire, other casualty or is reasonably estimated by the Landlord to exceed six months, or if Landlord's restoration work is not actually completed within six (6) months from the date of casualty or taking Tenant may terminate this Lease by notice given to Landlord within 30 days after receipt of Landlord's notice, which notice by Tenant shall specify the effective date of termination.

     The effective date of termination specified either by Landlord or Tenant shall be not less than 15 nor more than 30 days after the date of notice of such termination. If in any case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, Landlord shall use due diligence (following the expiration of all periods in which either party may terminate this Lease pursuant to the foregoing provisions of this Section 7.1) to restore the Premises, or in case of taking what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required to remove pursuant to Section 3.1 or 3.3), to the condition of the Premises immediately prior to the casualty or taking and a just proportion of the fixed rent and additional rent according to the nature and extent of the injury shall be abated from the date of casualty or taking until the Premises or such remainder shall have been restored by Landlord and in case of a taking which permanently reduces the area of the Premises, a just proportion of the fixed rent and additional rent shall be abated for the remainder of the Term.

7.2  Reservation of Award
     --------------------

     Landlord reserves to itself any and all rights to receive awards made for damages to the Premises and Building and Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other lawful authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request hereby. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant or anybody claiming under Tenant at its own expense or fixtures or items the removal of which is required or permitted by any agreement given pursuant to Section 3.1. or 3.3, or (ii) relocation expenses recoverable by Tenant from such authority in a separate action.

7.3  Temporary Taking
     ----------------

     If the temporary use of the whole or any part of the Premises shall be taken at any time during the Term for any public or quasi-public purpose by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Tenant and those authorized to exercise such right, the term of this Lease shall not be reduced or affected in any way and Tenant shall continue to pay in full the fixed rent, additional rent and other sum or sums of money and charges herein reserved and provided to be paid by Tenant and, subject to the other provisions of this Section 7.3 and except as hereinafter provided, Tenant shall be entitled to receive any award or payment for such use and Landlord and Tenant shall join in a single action for the recovery of such award or payment. If such taking is for a period extending beyond the Term and if any award or payment made for such use is made in a lump sum, such award or payment shall be apportioned between Landlord and Tenant as of the date of expiration of the Term. If such taking results in changes or alterations in the Premises which would necessitate an expenditure, after repossession, to restore it to its former condition and such award or payment includes an amount (whether or not specified) to compensate for such expenditures and is made prior to the expiration of the Term of this Lease, then the amount of such award or payment specified as compensation for the expenses of such restoration or, if no such amount is specified, such portion of such award or payment as is sufficient, in the reasonable opinion of Landlord, to cover such expenses, shall be paid to Landlord in trust.

     If possession of the Premises shall revert to Tenant prior to the expiration date of the Term, Tenant shall restore the Premises as aforesaid and in all other respects indemnify and save harmless Landlord from the effects of such taking so that the Premises in every respect shall upon completion of such restoration be the same as though no such taking had occurred, and upon completion of such restoration the portion, if any, of the award or payment deposited with Landlord pursuant to this Section 7.3 shall be paid over to Tenant, but if Tenant shall not restore the Premises and indemnify Landlord, said sum so deposited shall be applied by Landlord toward Landlord's damages occasioned by Tenant's such default, and if possession of the Premises shall revert to Landlord after the expiration of the term of this Lease, Landlord shall pay over said sum so deposited itself absolutely and without apportionment. If the lump sum or payment in question is made on or after the expiration of the Term then the amount of such award or payment specified, such portion of such award or payment as is sufficient to cover such expenses, shall be paid to and retained by Landlord absolutely and Tenant shall thereupon be excused from any obligation to restore the Premises upon the termination of such temporary taking, except that any obligation that may have accrued for Tenant to restore the Premises prior to the commencement of said temporary taking shall continue to be the obligation of Tenant.

                                 ARTICLE VIII
                                 ------------
                              RIGHTS OF MORTGAGEE

8.1  Superiority of Lease
     --------------------

     This Lease and all rights of Tenant hereunder are and will remain subject and subordinate to any mortgage given by Landlord to any mortgagee including any future mortgages, deeds of trust and other instruments in nature of a mortgage, now or hereafter given and by extensions, modifications and renewals thereof. Tenant shall, promptly upon demand, at any time, execute, acknowledge and deliver to Landlord any and all commercially reasonable instruments necessary to indicate that this Lease and all Tenant's rights hereunder are subordinate to the lien of any such mortgage, deeds of trust and other instruments in nature of a mortgage, now or hereafter given and by extensions, modifications and renewals thereof. If Tenant fails to so execute, acknowledge, and deliver any such subordination instrument, the Landlord may sign the same as Tenant's attorney in fact and Tenant hereby nominates, constitutes and appoints Landlord as Tenant's proper legal attorney in fact for such purposes. If notified by any entity that it holds a mortgage, Tenant shall give the holder the same notices of default as it is required to give Landlord under this Lease. Either party on written request of the other, shall within fifteen (15) days of demand thereof, furnish a written statement or estoppel certificate to the other, of any factual matter pertaining to this Lease, to the best of such parties knowledge.. Landlord
agrees to use reasonable efforts to obtain   a Non Disturbance Agreement from
the holder of any mortgage or deed of trust or lessor under any ground lease superior in title to Tenant.

8.2  Implementation
     --------------

     Tenant agrees promptly on request of Landlord to execute and deliver from time to time any commercially reasonable agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

                                  ARTICLE IX
                                  ----------
                                   DEFAULTS

9.1  Events of Default
     -----------------

     If at any time during the term of this Lease any one or more of the following events ("Default of Tenant") shall happen:

     A. Tenant shall fail to pay the Fixed Rent or any Additional Rent or other charge when due and such failure shall continue for ten (10) days after written notice to Tenant from Landlord,

     B. If Tenant shall neglect or fail to perform or observe any other covenant herein contained and Tenant shall fail to remedy the same within thirty
(30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) days period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence;

     C.  Intentionally Omitted.

     D. If a petition is filed by Tenant or any guarantor of Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of the Bankruptcy Act as then in force and effect, or

     E. If an involuntary petition under any of the provisions of said Bankruptcy Act is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within sixty (60) thereafter, then, and in any of such Default of Tenant , Landlord and the agent and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant at the Premises, and repossess same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and the effects (forcibly, if necessary) without being deemed guilty any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant and upon such entry or mailing as aforesaid this Lease shall terminate.

9.2  Tenant's Obligations After Termination
     --------------------------------------

     In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant Tenant shall be credited with any amount paid to Landlord as compensation provided in this Section 9.2 and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expense of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or to exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its reasonable judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs or decorations in the Premises as Landlord in its reasonable judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. In the event Landlord terminated this Lease or otherwise reenters the Premises following a Default of Tenant, Landlord shall use reasonable efforts in good faith to relet the Premises for the account of Tenant at the then current market rate and upon such other terms and conditions as are reasonable under the circumstances, and Landlord shall otherwise use its reasonable efforts in good faith to mitigate Tenant's damages.

     In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 9.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the fixed rent and additional rent accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.2 up to the time of payment of such liquidated damages.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

9.3  Landlord's Default
     ------------------

     Landlord shall not be deemed to be in default hereunder unless its default shall continue for thirty (30) days, or such additional time as is reasonably required to correct its default, provided that Landlord shall, begin such correction within 30 day period and thereafter prosecute the curing of such default to completion with due diligence after written notice thereof has been given by Tenant to Landlord specifying the nature of the alleged default.


                                   ARTICLE X
                                   ---------
                          RIGHT TO ASSIGN AND SUBLET

10.1 Tenant shall not assign or sublet this Lease without prior consent of Landlord which consent may be withheld at Landlord's sole discretion; no assignment or subletting and no consent of Landlord thereto shall affect the continuing primary liability of Tenant; no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance; and no assignment shall be binding upon Landlord or any of Landlord's mortgagees, unless Tenant shall deliver to Landlord an instrument in recordable form which contains a covenant of assumption by the assignee running to Landlord and all persons claiming by, through or under Landlord, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge assignee from its liability as Tenant hereunder nor shall execution of such instrument of assumption affect the continuing primary liability of Tenant.

10.2 In the event Tenant desires to assign this Lease in any instance where Landlord's consent is required to such assignment, Tenant shall so notify Landlord. In lieu of consenting to such assignment, Landlord shall have the option to terminate this Lease, provided notice of Landlord's election to terminate the Lease shall be given not later than fifteen (15) days following receipt of Tenant's assignment notice. Upon termination, this Lease shall cease and expire without further liability of the parties. If Landlord fails to respond to Tenant's request for consent to an assignment or sublease within said fifteen (15) day period, Landlord shall be deemed to have consented to such assignment or sublease.

10.3 Notwithstanding the prohibition set forth herein, Landlord shall not unreasonably withhold or delay its consent to an assignment or subletting requested by Tenant, provided that: (i) in Landlord's reasonable judgment the business of the proposed Tenant will not adversely affect the reputation or image of the Building; (ii) the rent to be derived is payable monthly at a fixed rate and not based on the net or gross income or profits derived from such assignee or subtenant; (iii) the proposed assignee or subtenant is a reputable party of financial worth and stability sufficient in the Landlord's sole and reasonable judgement to perform its obligations pursuant to such assignment or sublease and would not impose a greater load upon the Premises and Building Services than is imposed by Tenant; (iv) rental payments pursuant to the assignment or sublease agreement are not less than that being offered by Landlord for similar space in Building under Leases then being or recently negotiated; (vi the proposed assignee or subtenant (nor any person which, directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee and or subtenant) is not then an occupant of any part of the Building and within the prior six (6) months has not had negotiations with the Landlord to lease space in the Building, (vi) Tenant is not then in default beyond applicable notice and cure periods of its obligations under the Lease and (vii) Landlord has been furnished with information sufficient to make a determination as to each of the foregoing requirements. If Landlord, shall withhold such consent, it shall set forth in writing the reasons therefor.

10.4 For the purposes of this Article 10, the following transfers shall not be deemed an assignment or sublease and shall be permitted as of right without the prior consent of Landlord,: any assignment of this Lease, sublease of all or any portion of the Premises or other transfer of Tenant's interests hereunder to any person or entity (a) controlling, controlled by, or under common control with Tenant (b) acquiring all or substantially all of the assets of Tenant or (c) with or into which Tenant merges or consolidates provided that the assignee or subtenant has a financial net work at least equal to that of Tenant as of the Term Commencement Date.

                                  ARTICLE XI
                                  ----------
                               OPTION TO EXTEND

11.1 On the conditions which Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease beyond notice and applicable cure periods and Tenant or its permitted assignee un Section 10.4 above, is occupying all of the Premises both as of the time of option exercise and as of the commencement date of the extension term, and the financial condition of Tenant is as good as of the Term Commencement Date, Tenant shall have the option to extend the term of this Lease for one additional five (5) year term ("Extension Term") , such term commencing as of the day after the expiration of the initial term of the Lease. Tenant may exercise such option to extend by giving Landlord written notice on or before the date twelve (12) months prior to the expiration date of the original term of the Lease. Upon the timely giving of such notice, the terms of this Lease shall be automatically extended upon all terms and conditions of this Lease except that the Annual Fixed Rent, Operating Costs in the Base Year and Tax Base during said Extension Term shall be as hereinafter set forth. If Tenant fails to timely give notice, as required, Tenant shall have nor further right to extend the term of this Lease, time being of the essence to this
Article 11.

11.2 The Annual Fixed Rent for any Lease Year during the Extension Term shall be the Fair Market Rental Value, as defined herein, as of the commencement of the Extension Term . The Base Year for Operating Cost Expense Excess and Tax Excess shall be adjusted accordingly. Notwithstanding the foregoing to the contrary, in no event, shall the Annual Fixed Rent, charged during the first year of the Extension Term be less than the Annual Fixed Rent and other monies paid by Tenant during the last year of the original Lease Term.

11.3 Notwithstanding the fact that Tenant's exercise of the extension option shall be self executing, once the Annual Fixed Rent has been determined, the parties shall execute a written agreement confirming the same.

11.4   Notwithstanding the provisions of Article 11 to the contrary,   Tenant
shall have he right to cancel such extension option upon the following circumstances;

       Tenant gives Landlord a written request ("Tenant's Request) twelve (12) months prior to the expiration of the then current term of the Lease requesting that Landlord advise Tenant in writing of Landlord's reasonable designation of the Fair Market Rental Value ("Landlord's Response") which is due within thirty
(30) days of the receipt of Tenant's Request.

       Tenant gives Landlord written notice ("Tenant's Cancellation Notice") within thirty (30) days after Tenant receives Landlord's Response, advising Landlord that Landlord's designation of Fair Market Rental Value is unacceptable and therefore canceling Tenant's exercise of the option to extend the term of the Lease.

       Tenant shall have no right to cancel its extension option if Tenant does not timely give Tenant's Request and Tenant's Cancellation Notice, time being of the essence.

11.5 Fair Market Rental Value shall be computed as of the date in question at the then current annual rental charge (i.e. the sum of the base rent plus escalation and other charges), for new leases then currently being negotiated or executed in comparable space located in the MetroWest area. In determining Fair Market Rental Value the following factors among others, shall be taken into account and given effect: size, location of premises, lease term, current operating expense and base tax years, condition of the building and services provided by Landlord.

       If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation to submit such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by Landlord, and one to be chosen by Tenant, and a third to be selected, if necessary, as provided below. The unanimous written decision of the two first chosen , without selection and participation of a third arbitrator, or otherwise, the written decisions of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the request for arbitration. Unless the two chosen arbitrators are able to reach a unanimous decision within thirty (30) days following their appointment, they shall mutually appoint an impartial arbitrator and render their decisions within thirty (30) days following the appointment of such third arbitrator. Landlord and Tenant shall bear the expense of the third arbitrator equally and shall each pay the expenses of the arbitrator initially appointed by them. Any arbitrator appointed shall be a qualified real estate appraiser having at least five (5) years experience in valuing commercial office property similar to the Building. If the dispute between the parties has not been resolved before the commencement of Tenant's obligation to pay Fixed Annual Rent based upon such Fair Market Rental Value, then Tenant shall pay Annual Fixed Rent and other charges under the Lease in respect of the Premises based upon the then current rent under this Lease. Upon a final resolution, Tenant shall pay any underpayment of rent and other charges to Landlord or Landlord shall refund any overpayment of rent and other charges to Tenant.

                                  ARTICLE XII
                               EXPANSION OPTION


12.1 Subject to the then existing renewal or expansion option of other tenants located in the Building, including without limitation, Massachusetts Dental Society, and provided that Tenant is not in default of the Lease beyond notice and applicable cure periods and that Tenant or its permitted assignee in Section
10.4 above is occupying all of the Premises and that the financial conditions of Tenant is as good as of the Term Commencement Date , throughout the Term, Landlord shall, prior to offering the same to any other party , first offer to lease to Tenant any space located on the first floor of the Building which is contiguous to the Premises (the "RFO Space") in an AS IS condition. Landlord's notice (Landlord's Notice) shall be in writing and shall set forth Landlord's designation of the Fair Market Rental Value, as defined in Article 11 above applicable to such RFO Space , the specified commencement date in respect of such RFO Space and the precise location and dimension of the RFO Space. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within twenty (20) days after receipt of Landlord's Notice to lease the RFO Space. Upon the timely giving of such notice, Landlord shall lease to Tenant and Tenant shall lease from Landlord the RFO Space upon all of the terms and conditions as set forth in this Lease except:

     The Rent Commencement Date in respect of the RFO Space shall be the later of (a) the Specified Commencement Date in respect of the RFO Space as set forth in Landlord's Notice or (b) the date that Landlord delivers such RFO Space to Tenant, free of all tenants, occupants and their property..

     The termination date of the RFO Space shall be the termination date of the Lease.

     Landlord shall not provide to Tenant any allowances (e.g moving allowance, construction allowance, of the like) or other tenant inducements.

     The Annual Fixed Rental rate shall be the Fair Market Rental Rate, as defined in Article 11. If Tenant elects to lease the RFO Space, Landlord and Tenant shall execute an amendment to the Lease, effective as of the RFO Space Rent Commencement Date which amendment shall reflect the addition of the RFO Premises, the Annual Fixed Rent payable in respect of such RFO Premises, Operating Costs and Tax Base for the RFO Premises.

     Time is of the essence to the exercise  of all rights set forth herein.

     Tenant's rights under this Article shall terminate if (a) this Lease or Tenant's right to possession of the Premises are terminated or (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, other than permitted assignees under Section 10.4.

     If Tenant does not elect to lease the RFO Space, Landlord shall be free to lease the RFO Space to any other party provided, however, the terms and conditions of any such lease shall be no more favorable than those set forth in Landlord's Notice. If Landlord fails to consummate such a lease with such prospective tenant, Tenant shall continue to have the right of first offer with respect thereto during the Term.

                                 ARTICLE XIII
                                 ------------
                                 MISCELLANEOUS

13.1  Titles
      ------

      The titles of the Articles are for convenience only and are not to be considered in construing this Lease.

13.2  Notice of Lease
      ---------------

      Upon request of either party both parties shall execute and deliver a notice of this Lease in form appropriate for recording or registration, and provide any documents or instruments of authority required to record or register such notice.

13.3  Consent
      -------

      Except where otherwise provided herein, whenever any approval, consent, authorization or the like by Landlord or Tenant is expressly required by this Lease, the approval, consent, authorization or the like shall not be delayed or withheld unreasonably.

13.4  Notice
      ------

      Whenever any notices, approval, consent, request or election is given or made pursuant to this Lease it shall be in writing. Communications and payments shall be addressed if to Landlord at Landlord's Original Address or at such other address as may have been specified by prior notice to Tenant, and if to Tenant, at Tenant's Original Address or at such other address as may have been specified by prior notice to Landlord, with a copy to Testa, Hurwitz &Thibeault,LLP , 125 High Street, High Street Tower, Boston , Massachusetts 02110 Attn: Real Estate Department. Any communication or notice so addressed shall be deemed duly served if delivered by hand with a written acknowledgement of receipt, mailed by registered or certified mail, return receipt requested, or sent by any recognized express mail delivery service. Notices shall be effective on delivery or tender of delivery.

13.5  Bind and Inure
      --------------

     The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein and each successive owner of the Premises shall be liable only for the obligations and liabilities accruing and occurring during the period of its ownership. Whenever the Premises are owned by a trustee or trustees, the obligations or Landlord shall be binding upon Landlord's trust estate, but not upon any trustee or beneficiary of the trust individually.


13.6  No Surrender
      ------------

     The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.


13.7  No-Waiver, Etc.
      ---------------

     The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of fixed rent or additional rent with knowledge of breach of any covenant of this Lease shall not be deemed to have waived such breach. No waiver by Landlord, or by Tenant, shall be valid unless such waiver be in writing signed by the Party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

13.8  No Accord and Satisfaction
      --------------------------

     No acceptance by Landlord of a lesser sum than the fixed rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


13.9  Cumulative Remedies
      -------------------

     The specific remedies to which either party may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the other party of any provisions of this Lease. In addition to the other remedies provided in this Lease, each party shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.


13.10  Partial Invalidity
       ------------------

     If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.


13.11  Landlord's Right to Cure Tenant's Default
       -----------------------------------------

     If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provisions for such substituted performance by Landlord is made in this Lease with respect to such default. Except in case of emergency, these rights shall be exercised only after 30 days prior written notice from Landlord of his intention to do so and Tenant's failure to cure such default or commence to cure and diligently pursue its completion within said 30 day period. In performing such obligation, Landlord may make any payment of money or perform any other act. All reasonable sums so paid by Landlord (together with interest at the rate of prime plus 1% per annum) and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord within 30 days of demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.


13.12  Estoppel Certificates
       ---------------------

     Both parties agree from time to time, upon not less than fifteen (15) days' prior written request by the other party, to execute, acknowledge and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the fixed rent and additional rent and to perform its other covenants under this Lease and that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail), and the dates to which the fixed rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 11.12 may be relied upon by any prospective purchaser or mortgagees of the Premises or any prospective assignee of any mortgage of the Premises.


13.13  Waiver of Subrogation
       ---------------------

     Any insurance carried by either party with respect to the Premises, the Building and property therein or occurrences thereon shall, if it can be so written without additional premium, or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury of loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance required to be carried by such party under this Lease containing such clause of endorsement to the extent of the indemnification received thereunder.


13.14  Brokerage
       ---------

     Each party represents and warrants that it has dealt with no broker other than CB Richard Ellis, Whittier Partners and Hunneman Commercial Company (the "Brokers") in connection with this transaction and each agrees to defend, indemnify and save the other harmless from and against any and all claims for a commission arising out of this Lease by any broker other than those named herein. Landlord shall be responsible for all fees and commissions due to the Brokers in connection with or arising out of this Lease.


13.15  Inability to Perform
       --------------------

     Except as otherwise expressly provided herein, Landlord's failure to perform the obligations, covenants and agreements herein contained shall be temporarily excused during such period of its inability to so perform by reason of unforeseeable weather conditions, strikes, or labor troubles, conditions of supply and demand, of any other similar or dissimilar cause whatsoever (including , but not limited to governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any governmental agency or any department or subdivisions thereof); provided, however, that in each such instance of Landlord's inability to perform, Landlord shall exercise due diligence to eliminate the cause of such inability to perform, to secure alternate sources of supply and the like. In no event shall financial inability excuse a party's performance.

13.16  Limitation of Landlord's Liability
       ----------------------------------

     The term "Landlord" as used in the Lease, so far as covenants or obligations to be performed by Landlord are concerned shall be limited to mean and include only the owner or owners of the Building, at the time in question, and in the event of any transfer or transfers of title to said property, Landlord (and in the case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance without any further instrument or agreement, of all liability as respects the performance of any of Landlord's covenants or obligations. It is agreed that Landlord's covenants and obligations contained in this Lease shall only be binding on Landlord, its successors and assigns only during and in respect of their respective successive periods of ownership of said leasehold interest or fee, as the case may be. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than all available insurance proceeds, Landlord's interest in the Building and in the rents, issue and profits thereof, and Tenant agrees to look solely to such proceeds and interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord, (which term shall include, without limitation, any general or limited partner, trustee, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for such liability.


13.17  Construction
       ------------

     This Lease shall be construed in accordance with the laws of the Commonwealth of Massachusetts.


13.18  Security Deposit.
       ----------------

     Concurrent with the execution and delivery of this Lease, Tenant shall deposit the Security Deposit specified in Section 1.1 hereof and Landlord shall hold the same throughout the Term of this Lease as security for the performance by Tenant of all obligations on the part of Tenant hereunder. Subject to the terms of this Lease, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof to Landlord's damage arising from or to cure any default beyond applicable notice and cure periods of Tenant. If Landlord shall so apply any or all of such deposit, Tenant shall promptly deposit with Landlord the amount so applied to be held as security hereunder and any failure on the part of Tenant to so restore the Security Deposit within five (5) days of Landlord's demand shall constitute a default of Tenant under the Lease. Within thirty (30) days after the expiration or earlier termination of the Lease and surrender of possession of the Premises by Tenant, provided that Tenant is not then in default, Landlord shall return the deposit, or so much as shall not have been applied in accordance with the terms of this Section 13.18 or as otherwise required to cure any existing default of Tenant.

     While Landlord holds such deposit Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord's grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application and return of the deposit. The holder of a mortgage shall not be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder.


13.19  Entire Agreement
       ----------------

     This Lease sets forth the entire agreement between the parties hereto and cannot be modified or amended except in writing duly executed by both parties.


13.20  Landlord's Representations and Warranties.
       -----------------------------------------

     Landlord represents and warrants that as of the date of this Lease (i) Landlord is solely vested with fee simple title to the Building, and has full right and authority to lease the Premises to the Tenant, (ii) Those persons executing this Lease on Landlord's behalf are duly authorized to execute and deliver this Lease on its behalf, and (iii) the Lease is binding upon Landlord in accordance with its terms. Simultaneously with the execution of this Lease, Landlord shall deliver evidence of such authority to Tenant in form reasonably satisfactory to Tenant.

13.21  Tenant's Representations and Warranties.
       ---------------------------------------

     Tenant represents and warrants that as of the date of this Lease (i) Those persons executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and (iii) the Lease is binding upon Tenant in accordance with its terms. Simultaneously with the execution of this Lease, Tenant shall deliver evidence of such authority to Landlord in form reasonably satisfactory to Landlord.



EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.


FIRMIN JOINT VENTURE LIMITED        RTS SOFTWARE, INC.
LIABILITY COMPANY


By                                  By:
  ------------------------------       ---------------------------------------
  Richard Strehlke, Manager            (name)    (title)
  Hereunto Duly Authorized             Hereunto Duly Authorized

Date                                Date:
    ----------------------------         -------------------------------------

                                M.D.S. BUILDING
                                ---------------

                                   EXHIBIT A
                                   ---------

                         PLANS SHOWING TENANT'S SPACE
                         ----------------------------

                               M. D. S. BUILDING
                               -----------------

                                   EXHIBIT B
                                   ---------

                          TENANT'S PRELIMINARY PLANS
                          ---------------------------

                               M. D. S. BUILDING
                               -----------------

                                   EXHIBIT C
                                   ---------
                              LANDLORD'S SERVICES
                              -------------------


A. A heating system which will keep the entire Premises, other than storage areas and closets, at a temperature between 70 and 72 degrees Fahrenheit, and storage areas and closets at a temperature of not less than 68 degrees Fahrenheit during normal business hours (6:30 a.m. to 8:00 p.m. Monday through Friday.)

B. An air-conditioning system for the Building. All areas shall be air-conditioned except janitor's closets and mechanical rooms during normal business hours (6:30 a.m. to 8:00 p.m. Monday through Friday.)

C.  (1)  Overhead fluorescent light fixtures.
    (2)  Replacement of fluorescent tubes and starters as needed.

D.  Hot and cold water for lavatory and drinking purposes.

E. Toilet supplies, including soap, paper or cloth towels, and toilet tissue for lavatories.

F.  Janitor services in accordance with the following schedule.

    Entrance Doors:  Entrance glass will be cleaned nightly.
    --------------

    Entrance Floor:  Entrance floor will be polished nightly.
    --------------

    Broadloom: All carpeted areas will be vacuumed every night. Broadloom will
    ---------
    be shampooed upon request, at an additional cost to the Tenant.

    Wastepaper Containers:  Wastepaper containers will be emptied every night;
    ---------------------
    plastic liner bags will be provided for wastepaper containers; liners will be changed once a week.

G.  Water Fountains:  All water fountains will be sanitized and polished
    ---------------
    nightly.

    Washrooms:  Washrooms will be cleaned and serviced nightly.  This will
    ---------
    include refilling all paper towel, toilet tissue and soap dispensers; emptying and cleaning all trash containers; cleaning and polishing all stainless steel fixtures; cleaning toilets; washing and sanitizing all wash basins and shelves; cleaning and polishing all mirrors; removing disfigurations such as ink marks, drawings, etc. from all stall partitions and walls; and damp mopping floors nightly.

    Scuff Marks:  All scuff marks will be removed nightly from all scuff
    -----------
    on doors.

    Tile Floors:  All floors will be swept every night with a treated dust
    -----------
    preventable mop. All
    corridors and office floors will be polished every night. Floors will be stripped wherever necessary.

    Time of Operation:  Services to be performed five nights per week (Monday
    -----------------
    through Friday) after 6:00 p.m.

H. Proper care of grounds surrounding the Building, including care of lawns and shrubs and including keeping such grounds neat, clean and free of litter.

I. Maintain and keep the sidewalks and parking areas in front of and around the Building; and will promptly remove all snow and ice therefrom to prevent accumulation on walkways and parking area.

                               M. D. S. BUILDING
                               -----------------

                                   EXHIBIT D
                                   ---------

            LIST OF DRAWINGS AND SPECIFICATIONS FOR BASIC BUILDING
            ------------------------------------------------------

                             INTENTIONALLY OMITTED
                             ---------------------

                             RULES AND REGULATIONS
                             ---------------------

                                    FOR THE
                                    -------

                               M. D. S. BUILDING
                               -----------------

                                   EXHIBIT E
                                   ---------

1. Heating, lighting, and plumbing. The Landlord should be notified at once of any trouble with heating, lighting or plumbing fixtures. Tenant will make reasonable efforts not to leave the doors of the Premises unlocked at night.

2. The sidewalks, entries, halls and stairways shall not be obstructed by Tenant or used for any other purpose than for ingress and egress to and from the Premises, and no articles or rubbish shall be left therein.

3. No toilet fixture shall be used for any purpose other than that for which it is intended, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein; any damage resulting from so doing shall be borne by the Tenant causing it.

4. The weight and position of all safes shall be subject to the approval of the Landlord.

5. Lettering on doors, tablets and building directory shall be subject to the approval of and provided by the Landlord. Any changes or additions to door signs, tablets or directories shall be made by the Landlord at the Tenant's expense. No signs within the suite will be visible from the outside of the building or from the common areas. No lettering shall be allowed on outside windows.

6. No wires for telephone service, electric lights, messenger service or for any other purpose shall be put in the Premises without the consent of the Landlord, not unreasonably withheld or delayed.

7. No glass in doors or elsewhere through which light is admitted into any part of the Building shall be covered, nor such light obstructed.

8.  No animals or birds shall be kept in or about the Building.

9. Moving of freight or furniture into or from the Building must be coordinated with Landlord, but special arrangement must be made with the Landlord for the moving of all safes.

10. Nothing shall be thrown or taken from the windows or doors or in the corridors, nor shall anything be left outside the Building on the window sills of the premises.

11. No person shall loiter in the halls, corridors or lavatories.

12. No Tenant shall use any method of heating other than that provided for in the Tenant's lease, without special agreement with the Landlord.

13. No person shall smoke in the common areas, halls, corridors, lavatories, stairwells, or entryways of the building.

                               M. D. S. BUILDING
                               -----------------

                                   EXHIBIT F
                                   ---------

                              DESCRIPTION OF LOT
                              ------------------


     A certain parcel of land with the buildings thereon situated on the southeasterly side of Willow Street and the southerly side of Firmin Avenue in Southborough, Worcester County, Massachusetts, designated as "Lot Area = 255,387 square feet or 5.863+/- acres" on a plan entitled: "Plan of Land in Southboruogh, Mass. Owned by Charlotte E. Brewer, Leased by: Richard B. Strehlke, October 3, 1984 by MacCarthy & Sullivan Engineering, Inc." which plan is recorded in Plan Book 555, Plan 36 of the Worcester District Registry of Deeds.

     Said parcel is more particularly bounded and described according to said plan as follows:

NORTHEASTELY   by Firmin Avenue, 4.18 feet;

NORTHERLY      by Firmin Avenue, 665.94 feet;

EASTERLY       by a stone wall six (6) courses measuring respectively 5.18 feet,
               9.02 feet, 46.08 feet, 103.99 feet, 20.80 feet and 49.79 feet;

SOUTHERLY      by land of Consolidated Rail Corporation, 288.79 feet;

NORTHEASTERLY  by land of said Consolidated Rail Corporation, 17.39 feet:

SOUTHERLY      by land of said Consolidated Rail Corporation in two courses measuring respectively 367.78 feet and 401.26 feet;

WESTERLY       by Willow Street in a curved line, 76.32 feet; and

NORTHWESTERLY  by Willow Street, 450.11 feet.